Exhibit 10.4

FOURTH AMENDMENT TO ABL CREDIT AGREEMENT

FOURTH AMENDMENT TO ABL CREDIT AGREEMENT (this “Fourth Amendment”), dated as of June 28, 2019, among PARTY CITY HOLDINGS INC., a Delaware corporation (the “Borrower Agent”), PARTY CITY CORPORATION, a Delaware corporation (the “Subsidiary Borrower” and, together with the Borrower Agent, the “Borrowers”), PC INTERMEDIATE HOLDINGS, INC., a Delaware corporation (“Holdings”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) and each of the Lenders (as defined below) party hereto. Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the ABL Credit Agreement referred to below.

W I T N E S S E T H:

WHEREAS, the Borrowers, Holdings, the Administrative Agent, the subsidiaries of the Borrowers from time to time party thereto and each lender from time to time party thereto (the “Lenders”) have entered into an ABL Credit Agreement, dated as of August 19, 2015 (as amended by that certain First Amendment to ABL Credit Agreement, dated as of August 2, 2018, as further amended by that certain Second Amendment to ABL Credit Agreement, dated as of March 4, 2019, as further amended by that certain Third Amendment to ABL Credit Agreement, dated as of April 8, 2019, and as further amended, amended and restated, supplemented or otherwise modified prior to the date hereof, the “ABL Credit Agreement”); and

WHEREAS, the Borrowers, Holdings, the Administrative Agent and the Lenders party hereto desire to amend the ABL Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendment to ABL Credit Agreement. Subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the ABL Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the ABL Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order as follows:

“Fourth Amendment” means that certain Fourth Amendment to ABL Credit Agreement, dated as of June 28, 2019 among the Loan Parties, the Lenders party thereto and the Administrative Agent.

“Fourth Amendment Effective Date” has the meaning provided in the Fourth Amendment.

(b) Section 6.10 of the ABL Credit Agreement is hereby amended and restated in its entirety as follows:

“Section 6.10. Sales and Lease-Backs. The Borrowers and the Subsidiary Guarantors shall not, nor shall they permit any of their Subsidiaries to, directly or indirectly, become or remain liable as lessee or as a guarantor or other surety with respect to any lease of any property (whether real, personal or mixed), whether now owned or hereafter acquired, which such Borrower or Subsidiary (a) has sold or transferred or is to sell or to transfer to any other Person (other than the Borrower Agent or any of its Subsidiaries) and (b) intends to use for substantially the same purpose as the property which has been or is to be sold or transferred by such Borrower or Subsidiary to any Person (other than the Borrower Agent or any of its Subsidiaries) in connection with such lease (such a transaction described herein, a “Sale and Lease-Back Transaction”); provided that Sale and Lease-Back Transactions shall be permitted in respect of the real properties owned by the Borrowers and/or the Subsidiary Guarantors and located at (i) 47 Elizabeth Drive, Chester, New York, (ii) 7700 Anagram Drive, Eden Prairie, Hennepin County, MN 55344 and (iii) 2800 Purple Sage Road NW, Village of Los Lunas, New Mexico, in each case, so long as (x) 50% of the net proceeds received by the Borrowers and/or the Subsidiary Guarantors in connection with such Sale and Lease-Back Transactions are used to promptly (but in no event later than five (5) Business Days after the Fourth Amendment Effective Date) prepay the loans under the Term Loan Agreement, (y) 50% of such net proceeds are used to promptly (but in no event later than three (3) Business Days after the Fourth Amendment Effective Date) prepay the outstanding Loans and (z) the Borrower shall use commercially reasonable efforts to deliver to the Administrative Agent a Collateral Access Agreement from the purchaser or transferee of each of the foregoing real properties on terms and conditions reasonably satisfactory to the Administrative Agent.”

SECTION 2. Conditions of Effectiveness of this Fourth Amendment. This Fourth Amendment shall become effective on the date when the following conditions shall have been satisfied (such date, the “Fourth Amendment Effective Date”):

(a) the Loan Parties, the Administrative Agent and Lenders constituting the Required Lenders under the ABL Credit Agreement shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered the same to the Administrative Agent;

(b) on the Fourth Amendment Effective Date and after giving effect to this Fourth Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the Administrative Agent shall have received from the Borrowers a certificate executed by a Responsible Officer of the Borrower Agent, certifying the foregoing and as to the matters set forth in Section 6 hereof;

(c) the Administrative Agent shall have received a copy of a duly executed amendment to the Term Loan Agreement, in form and substance reasonably satisfactory to the Administrative Agent; and

(d) the Administrative Agent shall have received, for the benefit of each Lender that has delivered an executed counterpart to this Fourth Amendment on or prior to 1:00 p.m. (New York time) on June 28, 2019 (such date, the “Consent Deadline”), a consent fee (“Consent Fee”) in an amount equal to $5,000, the full amount of which fee shall be earned and payable on the date that is three (3) Business Days after the Consent Deadline.

SECTION 4. Costs and Expenses. Each Borrower hereby reconfirms its obligations pursuant to Section 9.03 of the ABL Credit Agreement to pay and reimburse the Administrative Agent in accordance with the terms thereof.

SECTION 5. Remedies. This Fourth Amendment shall constitute a “Loan Document” for all purposes of the ABL Credit Agreement and the other Loan Documents.

SECTION 6. Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Fourth Amendment, each of the Loan Parties represents and warrants to the Administrative Agent and the Lenders on and as of the Effective Date that, in each case:

(a) this Fourth Amendment has been duly authorized, executed and delivered by it and each of this Fourth Amendment and the ABL Credit Agreement (as modified by this Fourth Amendment) constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

(b) all representations and warranties contained in the ABL Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier therein) with the same effect as though such representations and warranties had been made on the Fourth Amendment Effective Date (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects (without duplication of any materiality qualifier therein) only as of such specified date).

SECTION 7. Reference to and Effect on the ABL Credit Agreement and the Loan Documents.

(a) On and after the Fourth Amendment Effective Date, each reference in the ABL Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the ABL Credit Agreement shall mean and be a reference to the ABL Credit Agreement, as amended by this Fourth Amendment.

(b) The ABL Credit Agreement and each of the other Loan Documents, as specifically amended by this Fourth Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Secured Obligations of the Loan Parties, in each case, as amended by this Fourth Amendment.

(c) The execution, delivery and effectiveness of this Fourth Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 8. Governing Law. THIS FOURTH AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS FOURTH AMENDMENT, WHETHER IN TORT, CONTRACT (AT LAW OR IN EQUITY) OR OTHERWISE, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Counterparts. This Fourth Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Administrative Agent. Delivery by facsimile or electronic transmission of an executed counterpart of a signature page to this Fourth Amendment shall be effective as delivery of an original executed counterpart of this Fourth Amendment.

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IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Fourth Amendment as of the date first above written.

PC INTERMEDIATE HOLDINGS, INC.

By:	/s/ James M. Harrison
Name: James M. Harrison
Title: President

PARTY CITY HOLDINGS INC.

By:	/s/ James M. Harrison
Name: James M. Harrison
Title: Chief Executive Officer and Treasurer

PARTY CITY CORPORATION
ANAGRAM INTERNATIONAL, INC.
ANAGRAM INTERNATIONAL HOLDINGS, INC.
AM-SOURCE, LLC
AMSCAN INC.
TRISAR, INC.
PARTY HORIZON INC.

By:	/s/ Michael A. Correale
Name: Michael A. Correale
Title: Vice President and Treasurer

ANAGRAM EDEN PRAIRIE PROPERTY HOLDINGS LLC

By:	PARTY CITY HOLDINGS INC., its sole member

By:	/s/ James M. Harrison
Name: James M. Harrison
Title: Chief Executive Office and Treasurer

AMSCAN PURPLE SAGE, LLC
AMSCAN NM LAND, LLC

By:	AMSCAN INC., its sole manger

By:	/s/ Michael A. Correale
Name: Michael A. Correale
Title: Vice President and Treasurer

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Swingline Lender and Issuing Bank

By:	/s/ Donna DiForio
Name: Donna DiForio
Title: Authorized Officer

BY ITS EXECUTION OF THIS SIGNATURE PAGE, THE UNDERSIGNED LENDER HEREBY CONSENTS TO THE FOURTH AMENDMENT TO WHICH THIS SIGNATURE PAGE IS ATTACHED.

[Lender signature pages on file with the Administrative Agent]